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                   VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND
                          ITEM 77(O) 10F-3 TRANSACTIONS
                       APRIL 1, 2007 - SEPTEMBER 30, 2007

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
                                                              AMOUNT OF    % OF
                                   OFFERING      TOTAL         SHARES    OFFERING   % OF FUNDS
SECURITY     PURCHASE/    SIZE OF  PRICE OF    AMOUNT OF      PURCHASED  PURCHASED     TOTAL                     PURCHASED
PURCHASED    TRADE DATE  OFFERING   SHARES      OFFERING       BY FUND    BY FUND     ASSETS       BROKERS         FROM
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
Puerto Rico                                                                                       Goldman,
 Sales Tax     7/13/07      --      $15.91   $2,667,603,573  10,000,000    0.37%       0.62%      Sachs &      Goldman Sachs
 Financing                                                                                      Co., Lehman
                                                                                                 Brothers,
                                                                                                    A.G.
                                                                                                 Edwards &
                                                                                                Sons, Inc.,
                                                                                                  Banc of
                                                                                                  America
                                                                                                 Securities
                                                                                                LLC, BBVAPR
                                                                                                 MSD, Bear,
                                                                                                 Stearns &
                                                                                                 Co. Inc.,
                                                                                                 Citigroup
                                                                                                   Global
                                                                                                  Markets
                                                                                                Inc., First
                                                                                                   Albany
                                                                                                  Capital
                                                                                                 Inc., J.P.
                                                                                                   Morgan
                                                                                                 Securities
                                                                                                 Inc., Loop
                                                                                                  Capital
                                                                                                  Markets,
                                                                                                  Merrill
                                                                                                  Lynch &
                                                                                                Co., Morgan
                                                                                                 Stanley &
                                                                                                    Co.
                                                                                                Incorporated,
                                                                                                  Oriental
                                                                                                 Financial
                                                                                                 Services,
                                                                                                  Popular
                                                                                                Securities,
                                                                                                 Inc., RBC
                                                                                                  Capital
                                                                                                  Markets,
                                                                                                 Ramirez &
                                                                                                 Co., Inc.,
                                                                                                 Santander
                                                                                                Securities,
                                                                                                    UBS
                                                                                                 Securities
                                                                                                  LLC and
                                                                                                  Wachovia
                                                                                                   Bank,
                                                                                                  National
                                                                                                Association
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